SUB-ITEM 77Q1(e):

Amendment to Advisory Agreement
Incorporated by reference to exhibit 23(d)(1)(xiii) to
 post effective amendment no. 48 to Registrants registration statement filed on Form Type 485BPOS on January 30, 2006 (Accession No. 0001193125-06-015179)